UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On June 12, 2020, at the 2020 Annual Meeting of Shareholders (the "Annual Meeting") of Signet Jewelers Limited (the "Company"), the shareholders of the Company approved an amendment to the Company’s 2018 Omnibus Incentive Plan to increase the number of shares available for grant thereunder by 2,500,000.
The Amended and Restated 2018 Omnibus Incentive Plan (the "Amended Plan") is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference. The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan attached hereto as Exhibit 10.1.

Item 5.07.     Submission of Matters to a Vote of Security Holders
(a)    The Annual Meeting was held on June 12, 2020.
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of ten members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
H. Todd Stitzer	42,085,620	209,102	32,757	7,768,685
Virginia C. Drosos	42,084,416	211,680	31,383	7,768,685
R. Mark Graf	42,112,347	181,935	33,197	7,768,685
Zackery Hicks	42,112,761	180,150	34,568	7,768,685
Helen McCluskey	41,832,756	461,540	33,183	7,768,685
Sharon L. McCollam	40,525,085	1,767,676	34,718	7,768,685
Nancy A. Reardon	41,825,483	465,902	36,094	7,768,685
Jonathan Seiffer	41,797,350	495,362	34,767	7,768,685
Brian Tilzer	41,930,067	361,964	35,448	7,768,685
Eugenia Ulasewicz	41,938,212	356,383	32,884	7,768,685
Proposal Two:
Appointment of KPMG LLP as independent auditor of the Company, to hold office until the conclusion of the next annual meeting of shareholders and authorization of the Audit Committee to determine its compensation.

For	Against	Abstain	Broker Non-Votes
49,462,919	524,979	108,266	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
39,125,609	3,100,990	100,880	7,768,685
Proposal Four:
Approval of an amendment to the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
39,302,530	2,895,961	128,988	7,768,685

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Amended and Restated 2018 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	June 16, 2020	By:	/s/ Joan Hilson
		Name:	Joan Hilson
		Title:	Chief Financial Officer